                                                                      EXHIBIT 23


                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-20829 and No. 333-20833) of MarkWest Hydrocarbon, Inc. of our report dated February 10, 1998 appearing on page 18 of this Form 10-K.



PRICE WATERHOUSE LLP

Denver, Colorado
March 25, 1998